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                                                                   EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Fountain Pharmaceuticals, Inc. (the "Company") of our report dated November 9, 1999 relating to the financial statements appearing in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1999

/s/ Aidman, Piser & Company, P.A.
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Tampa, Florida
January 28, 2000